RELEASE, SUBORDINATION

AND

AMENDED AND RESTATED NOMINEE AGREEMENT

This Release, Subordination and Amended and Restated Nominee Agreement (the “Agreement”) is made as of the 25th day of March, 2008 (“Effective Date”), by and among William M. Beard and Lu Beard, as Trustees of The William M. Beard and Lu Beard 1988 Charitable Unitrust (“Unitrust”), Boatright Family, L.L.C. (“Boatright”), McElmo Dome Nominee, LLC, a limited liability company (“Nominee”) and The Beard Company (the “Company”).

Whereas, the Company has executed and delivered to Boatright the Company’s 12% Convertible Subordinated Note due August 31, 2009, in the principal amount of $390,000.00 (the “Company Boatright Note”) and upon which, as of March 24, 2008 the accrued and unpaid interest is $3,120.00; and

Whereas, the Company has executed and delivered to Unitrust that certain Promissory Note in the original principal amount of $2,250,000, dated as of March 25, 2008, (the “2008 Unitrust Note”); and

Whereas, the 2008 Unitrust Note evidences the unpaid balance of indebtedness of Company to Unitrust, and the Company Boatright Note evidences the unpaid balance of indebtedness of Company to Boatright, previously evidenced by certain promissory notes described in and secured by certain deeds of trust (the “Prior Deeds of Trust”) previously given by the Company, as grantor, to Nominee, as beneficiary and as agent for the Note Holders, and more fully described as follows:

Dolores County, Colorado

Deed of	Recording	Recording
Trust Date	Date	Number	Book	Page	Securing
7/22/05	8/2/05	00149035	340	121	2008 Unitrust Note &
Company Boatright Note
5/21/04	7/16/04	00147556	331	88	2008 Unitrust Note &
Company Boatright Note
2/21/03	3/24/03	00145869	320	208	2008 Unitrust Note
5/16/02	5/24/02	00144768	313	79	2008 Unitrust Note

Montezuma County, Colorado

Deed of	Recording	Recording
Trust Date	Date	Number	Book	Page	Securing
7/22/05	8/2/05	533455	n/a	n/a	2008 Unitrust Note &
Company Boatright Note
5/21/04	7/15/04	524064	n/a	n/a	2008 Unitrust Note
Company Boatright Note
2/21/03	3/24/03	511638	n/a	n/a	2008 Unitrust Note
5/16/02	5/23/02	504420	n/a	n/a	2008 Unitrust Note

Whereas, the Prior Deeds of trust cover all of the Company’s right, title, and interest in and to certain oil, gas, and mineral interests described therein (collectively, the “Original Collateral”); and

Whereas, the parties have discovered certain errors in the description of the Original Collateral; and

Whereas, pursuant to Assignment and Bill of Sale, dated March 25, 2008 (the “Assignment”), the Company has sold and conveyed an undivided THIRTY FIVE PERCENT (35% ) interest in and to all of the Company’s right, title and interest in and to the lands described in the Assignment to Charles R. Wiggins and Ken Kamon, each of Midland, Texas (the “Sale”); and

Whereas, Unitrust, Boatright, and Nominee have previously entered into a Subordination and Nominee Agreement dated July 22, 2005 (the “2005 Nominee Agreement”) under which (i) the Nominee agreed to act as agent and nominee on behalf of Unitrust and Boatright under the 2005 Deed of Trust, and (ii) the parties have agreed to certain priorities among the parties with respect to proceeds of the Collateral; and

Whereas, the parties desire to amend and restate the 2005 Nominee Agreement; and

Whereas, the Company has executed and delivered to First Fidelity Bank, N.A. (“Lender”) that certain promissory note dated June 8, 2007, in the original principal amount of $1,500,000 (the “2007 Lender Note”), as amended by Change in Terms Agreement dated March 25, 2008 (as so amended, the “2008 Lender Note”), upon which, as of the Effective Date the maximum available loan is reduced to $1,000,000.00. The 2007 Lender Note is secured by that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of June 8, 2007 (the “2007 Lender Deed of Trust”), covering the Collateral, for the benefit of Lender. To secure payment of the 2008 Lender Note the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of March 25, 2008 (the “2008 Lender Deed of Trust”), covering the Collateral, for the benefit of Lender; and

Whereas, Unitrust and Boatright (collectively, the “Subordinated Noteholders”), the Company, and Nominee have previously entered into a Subordination Agreement dated May 22, 2006, as amended by Consent and Amendment to Subordination Agreement and Release (as so amended, the “2006 Subordination Agreement”), providing for the subordination of the 2005 Unitrust Note and the Company Boatright Note to the 2007 Note and for the subordination of the 2005 Deed of Trust to the 2007 Deed of Trust; and

Whereas, the Unitrust, Boatright, and Lender have all consented to the Assignment and the Sale; and

Whereas, Company and Nominee desire to release the Prior Deeds of Trust; and

Whereas, to secure payment of the loans evidenced by the 2008 Unitrust Note and the Company Boatright Note (collectively, the “2008 Subordinated Notes”) the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of March 25, 2008 (the “2008 Nominee Deed of Trust”), covering certain oil, gas, and mineral interests (collectively, the “Collateral”), for the benefit of the Nominee.

Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Company, Unitrust, Boatright, and Nominee hereby agree as follows:

1.         Release of Prior Deeds of Trust. Unitrust, Boatright and Nominee each hereby releases each of the Prior Deeds of Trust and directs the public trustee(s) to execute and file such documentation as may be necessary or appropriate to evidence such release in the applicable public records, and agrees to execute such additional releases, requests for action by the public trustee, and other documents as may be reasonably requested by the Company to evidence the release of the Prior Deeds of Trust.

2.         Subordination of 2008 Unitrust Note. Unitrust agrees that the 2008 Unitrust Note and the lien created by the 2008 Nominee Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained in the 2008 Unitrust Note and the 2008 Nominee Deed of Trust, are and shall be subordinate to the 2008 Lender Note, the lien created by the 2008 Lender Deed of Trust, and all obligations for performance contained in the 2008 Lender Note and the 2008 Lender Deed of Trust.

3.         Subordination of Company Boatright Note. Boatright agrees that the Company Boatright Note and the lien created by the 2008 Nominee Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained in the Company Boatright Note and the 2008 Nominee Deed of Trust, are and shall be subordinate to the 2008 Lender Note, the lien created by the 2008 Lender Deed of Trust, and all obligations for performance contained in the 2008 Lender Note and the 2008 Lender Deed of Trust.

4.         Nominee Rights and Obligations. The parties hereby amend and restate the 2005 Nominee Agreement as follows:

a.	For purposes of this Agreement, the following definitions shall apply:

i.          The term “Collateral” shall refer to the real and personal property covered by the 2008 Nominee Deed of Trust.

ii.         The term “Lien” shall refer to the lien created by the 2008 Nominee Deed of Trust.

iii.       The term “Proceeds” shall refer to all proceeds from foreclosure, deed-in-lieu of foreclosure, or other sale of disposition of the Collateral or rights of the Nominee under the 2008 Nominee Deed of Trust, or of any other recovery under resulting from or under the 2008 Nominee Deed of Trust.

b.         Nominee. Nominee shall act as the Subordinated Noteholders’ agent and shall hold title to the Lien and the Collateral as nominee for the benefit of all Subordinated Noteholders.

c.         Enforcement of 2008 Nominee Deed of Trust. Nominee shall not transfer, sell, pledge, hypothecate, encumber, or otherwise exercise any incident of ownership with respect to the Lien or the Collateral held by it as nominee, except as follows:

i.          At all times prior to payment in full of the Company Boatright Note, plus interest accrued thereon, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as Boatright may require for purposes of enforcing the rights of the Noteholders under the 2008 Nominee Deed of Trust.

ii.         At all times following payment in full of the Company Boatright Note, plus interest accrued thereon, but prior to payment in full of the 2008 Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the Unitrust may require for purposes of enforcing the rights of the Noteholders under the 2008 Nominee Deed of Trust.

d.         Disposition of Collateral. All Proceeds shall be applied in the following order:

i.          First, to the Lender in satisfaction of the Company’s obligations under the 2008 Lender Note;

ii.         Second, to the expenses incurred in enforcement of the 2008 Nominee Deed of Trust;

iii.       Third, to Boatright to the extent necessary to pay the expenses incurred in enforcement and collection of the Company Boatright Note, then to the extent necessary to pay the Company Boatright Note, plus accrued interest thereon;

iv.        Fourth, to the Unitrust to the extent necessary to pay expenses incurred in enforcement and collection of the 2008 Unitrust Note, then to the extent necessary to pay the 2008 Unitrust Note, plus accrued principal and interest thereon; and

v.         Fifth, as required by law and by the 2008 Nominee Deed of Trust.

e.         Notice to Noteholders. The Nominee may, at any time, notify any Subordinated Noteholder of the status of the obligations secured by the Deed of Trust and the enforcement thereof, including any notice or instruction received by the Nominee by any Noteholder.

5.         Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

6.         Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

7.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Release, Subordination and Amended and Restated Nominee Agreement as of the Effective Date stated above.

“UNITRUST”	THE WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST

By  /s/ William Beard

William Beard, Trustee

By  /s/ Lu Beard

Lu Beard, Trustee

“NOMINEE”	MCELMO DOME NOMINEE, LLC, an Oklahoma limited liability company

By  /s/ William Beard

William Beard, Member

By:	BOATRIGHT FAMILY L.L.C., Member

By /s/ Peter Boatright
Peter Boatright, Manager
“BOATRIGHT”	BOATRIGHT FAMILY L.L.C., an Oklahoma limited liability company

By  /s/ Peter Boatright

Peter Boatright, Manager

“COMPANY”	THE BEARD COMPANY

By  /s/ Herb Mee, Jr.

Herb Mee, Jr., President

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 24th day of March, 2008, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 24th day of March, 2008, by Lu Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 24th day of March, 2008, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 25th day of March, 2008, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 25th day of March, 2008, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 25th day of March, 2008, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

November 6, 2010

(SEAL)